UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 9, 2017

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEBRASKA	0-14690	47-0648386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14507 FRONTIER ROAD POST OFFICE BOX 45308 OMAHA, NEBRASKA		68145-0308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 895-6640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    Annual Meeting Date.

The Annual Meeting of Stockholders of the Company was held on May 9, 2017 (the “Annual Meeting”).

(b)    Election of Directors and Other Matters Voted Upon.

At the Annual Meeting, the four proposals stated below were submitted to a vote of the Company's stockholders of record as of March 20, 2017. (Each proposal is described in detail in the Company's definitive proxy statement filed with the SEC on April 6, 2017.)

The final voting results for each proposal are provided below.

Proposal 1. The Company's stockholders elected three Class II directors to each serve on the Company's Board for a three-year term expiring at the 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Final voting results for the elected directors were as follows:

				Broker
	For	Against	Abstained	Non-Votes
Gregory L. Werner	67,580,809	—	1,756,327	1,887,882
Gerald H. Timmerman	47,747,997	—	21,589,139	1,887,882
Diane K. Duren	69,156,200	—	180,936	1,887,882

Proposal 2. The Company's stockholders approved the advisory resolution on executive compensation. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
68,851,549	455,436	30,151	1,887,882

Proposal 3. The Company's stockholders held an advisory vote on the frequency of future advisory votes on executive compensation and voted to conduct such future advisory votes once every year. Final voting results were as follows:

				Broker
Every Year	Every Two Years	Every Three Years	Abstained	Non-Votes
59,601,450	22,236	9,691,252	22,198	1,887,882

In light of the Proposal 3 voting results, the Board determined at its meeting held on May 9, 2017, that an advisory resolution on executive compensation will be included in the Company's proxy materials every year.

Proposal 4. The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
71,057,472	158,332	9,214	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: May 9, 2017	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: May 9, 2017	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary